                                                                              Exhibit 31.1

                              NAVISTAR FINANCIAL CORPORATION
                                       AND SUBSIDIARIES

CERTIFICATIONS

I, Phyllis E. Cochran, certify that:

    1.  I have reviewed this quarterly report on Form 10-Q of Navistar Financial  Corporation, subsidiary of International Truck and Engine Corporation;

    2.  Based on my  knowledge,  this  report  does not  contain  any  untrue  statement  of a material fact or omit to state a material fact necessary to make the statements  made, in light of the  circumstances  under which such  statements were made, not misleading with respect to the period covered by this report;

    3.  Based on my  knowledge,  the financial  statements,  and other  financial  information included  in this  report,  fairly  present in all  material  respects  the  financial condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

    4.  The registrant's  other certifying  officer and I are responsible for establishing and maintaining  disclosure  controls  and  procedures  (as defined in Exchange  Act Rules
        13a-15(e) and 15d-15(e)) for the registrant and have:

           a)  Designed such  disclosure  controls and  procedures,  or caused such disclosure controls and  procedures to be designed under our  supervision,  to ensure that material  information  relating to the registrant,  including its  consolidated
               subsidiaries,   is  made  known  to  us  by  others   within  those   entities,
               particularly during the period in which this report is being prepared;

           b)  Evaluated  the  effectiveness  of  the  registrant's  disclosure  controls  and
               procedures   and   presented   in  this  report  our   conclusions   about  the
               effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

           c)  Disclosed in this report any change in the  registrant's  internal control over financial  reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f))
               that  occurred  during  the  registrant's   most  recent  fiscal  quarter  (the
               registrant's  fourth fiscal  quarter in the case of an annual  report) that has materially  affected,  or  is  reasonably  likely  to  materially  affect,  the registrant's internal control over financial reporting; and

    5.  The  registrant's  other  certifying  officer and I have disclosed,  based on our most recent  evaluation of internal control over financial  reporting,  to the registrant's auditors  and the audit  committee  of  registrant's  board of  directors  (or persons performing the equivalent functions):

           a)  All  significant   deficiencies  and  material  weaknesses  in  the  design  or operation of internal  control over  financial  reporting  which are reasonably likely to  adversely  affect  the  registrant's  ability  to  record,  process, summarize and report information; and

           b)  Any  fraud,  whether  or  not  material,  that  involves  management  or  other employees who have a significant  role in the  registrant's  internal  controls over financial reporting.

Date  September 12, 2003

/s/Phyllis E. Cochran
   Phyllis E. Cochran
  (Principal Executive Officer)

        A signed original of this written statement  required by Section 302 has been provided to  Navistar  Financial  Corporation  and  will  be  retained  by  Navistar  Financial
        Corporation and furnished to the Securities and Exchange  Commission or its staff upon request.